--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   March 27, 2002
                                                   -----------------------------



                          CRESTLINE CAPITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Maryland                  1-14635               52-2151967
--------------------------------------------------------------------------------
   (State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation               File Number)          entification No.)


6600 Rockledge Drive, Bethesda, Maryland                             20817
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)




Registrant's Telephone Number, Including Area Code:   (240) 694-2000
                                                   -----------------------------




                                       N/A
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events.

Proposed Merger
---------------

                  On March 28, 2002, Crestline Capital Corporation (the "Company") announced that it had entered into an Agreement and Plan of Merger, dated March 27, 2002 (the "Merger Agreement"), with Barcelo Gestion Hotelera, S.L. ("Barcelo"), a Spanish limited liability company, and Cowboy Acquisition Corporation, a Maryland corporation and wholly owned subsidiary of Barcelo. Pursuant to the Merger Agreement, the Company will become an indirect wholly owned subsidiary of Barcelo Gestion Hotelera, S.L. Under the terms of the agreement, upon the effectiveness of the merger of Cowboy Acquistion Corp into the Company, each outstanding share of the Company's common stock will be converted into the right to receive $34 per share in cash. The transaction is expected to close by June 30, 2002, subject to the vote of the Company's stockholders, certain franchisor consents, and customary regulatory approvals and closing conditions.

                  The related press release issued by the Company is attached hereto as Exhibit 99.1. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference. The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Amendment to Rights Agreement
-----------------------------

                  On December 14, 1998, the Board of Directors of the Company declared, effective December 14, 1998, a dividend of one right (the "Right") for each outstanding share of common stock, par value $.01, of the Company (the "Common Stock"). Each Right, when exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock at a price of $65.00 per one one-thousandth share, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement by and between the Company and The Bank of New York (the "Rights Agent"), dated as of December 14, 1998, as amended by Amendment No. 1, dated June 25, 1999 (the "Rights Agreement").

                  On March 24, 2002 the Board of Directors of the Company approved Amendment No. 2 ("Amendment No. 2") to the Rights Agreement. Amendment No. 2 was executed by the Company and the Rights Agent and became effective on March 27, 2002. Unless otherwise noted, all defined terms used herein have the meanings given to them in the Rights Agreement or the Exhibits thereto. The Rights Agreement provides that if a person or group of affiliated persons acquires a certain percentage of the outstanding shares of the Company, the Rights will separate from the Common Stock and a distribution of Rights Certificates to the holders of the Rights will occur.

                  Amendment No. 2 provides that none of Barcelo Gestion Hotelera, S.L., a Spanish limited liability company, ("Parent") and Cowboy Acquisition Corporation, a Maryland corporation and wholly owned subsidiary of Parent ("Sub"), or any Affiliates or Associates thereof permitted under the Merger Agreement, shall be deemed an "Acquiring Person" under the Rights Agreement solely to the extent that Parent, Sub and its Affiliates and Associates become Beneficial Owners of 10% of more of the shares by reason of the approval, execution or delivery of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement. In addition, Amendment No. 2 provides that no "Distribution Date", "Stock Acquisition Date" or other trigger event shall be deemed to have occurred under the Rights Agreement solely as a result of the approval, execution or delivery of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement.

                  Amendment No. 2, which specifies the amendments made to the Rights Agreement, is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

                  The description contained herein of the original Rights Agreement is qualified in its entirety by reference to (i) the Rights Agreement, dated as of December 14, 1998, by and between the

Company and the Rights Agent, attached to the Company's Form 8-A dated December 17, 1998 as Exhibit 4.1 thereto and (ii) Amendment No. 1 to the Rights Agreement, dated as of June 25, 1999, by and between the Company and the Rights Agent, attached to the Company's Form 8-K dated June 25, 1999 as Exhibit 4.1 thereto. Both the Rights Agreement and Amendment No. 1 are incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)    Exhibits:

         2.1 Agreement and Plan of Merger, dated March 27, 2002, by and among the Company, Barcelo Gestion Hotelera, S.L., a Spanish limited liability company, and Cowboy Acquisition Corporation, a Maryland corporation.

         4.1 Amendment No. 2 to Rights Agreement, dated March 27, 2002, by and among the Company and the Bank of New York, as Rights Agent.

         99.1 Press Release of Crestline Capital Corporation, dated March 28, 2002.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CRESTLINE CAPITAL CORPORATION

                                   By:    /s/ Tracy M.J. Colden
                                        -------------------------------------
                                        Name:   Tracy M.J. Colden
                                        Title:  Senior Vice President,
                                                General Counsel and Secretary

Dated: March 28, 2002

                                  EXHIBIT INDEX


The following designated exhibits are filed herewith:

Exhibit No.               Description
-----------               -----------

Exhibit 2.1 Agreement and Plan of Merger, dated March 27, 2002, by and among the Company, Barcelo Gestion Hotelera, S.L., a Spanish limited liability company, and Cowboy Acquisition Corporation, a Maryland corporation.

Exhibit 4.1 Amendment No. 2 to Rights Agreement, dated March 27, 2002, by and among the Company and the Bank of New York, as Rights Agent.

Exhibit 99.1   Press Release of Crestline Capital Corporation, dated March 28,
               2002.